SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2001

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                         Semiconductor HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-33362
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (c)    Exhibits

                    99.1 Semiconductor HOLDRS Trust Prospectus Supplement dated June 30, 2001 to Prospectus dated February 15, 2001, which updated the original Prospectus dated May 4, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED


Date:  August 17, 2001                     By: /s/ STEPHEN G. BODURTHA
                                               -----------------------------
                                               Name:  Stephen G. Bodurtha
                                               Title: Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Semiconductor HOLDRS(SM) Trust Prospectus Supplement dated June 30, 2001 to Prospectus dated February 15, 2001.